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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


   Date of report (Date of earliest event reported)            April 25, 2005
                                                   ---------------------------


                              W. P. Carey & Co. LLC
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             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

                001-13779                             13-3912578
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        (Commission File Number)           (IRS Employer Identification No.)


   50 Rockefeller Plaza, New York, NY                             10020
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(Address of Principal Executive Offices)                       (Zip Code)

                                  212-492-1100
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)

   Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

   [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

   [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

   [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

   [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
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                 SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5.03. AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.

On April 25, 2005, Board of Directors of the registrant approved and adopted an amendment to Sections 2.5 and 3.3 of the registrant's Bylaws, effective immediately. The amended Section 2.5 of Article II of the Bylaws clarifies that when a quorum is present at any meeting of the shareholders, the vote of a majority of the total shares actually cast by shareholders present in person or by proxy shall decide any question brought before such meeting, unless the question is one upon which a vote by another number or manner is required by the registrant's Limited Liability Company Agreement, New York Stock Exchange listing requirements or other applicable regulation. The amended Section 3.3 of
Article III clarifies that at each annual meeting of shareholders at which a quorum is present, directors shall be elected by the vote of shareholders entitled to vote thereon in the manner set forth in Section 2.5 of the Bylaws.

Prior to this amendment, Sections 2.5 and 3.3 deferred shareholder vote requirements to the registrant's Limited Liability Company Agreement, and when read together with the Limited Liability Company Agreement, created an ambiguity as to the shareholder vote required for certain routine matters, including the vote required to elect a director at an annual meeting. This amendment clarifies the past practice of the registrant and does not represent, in practice, a change in voting requirements or shareholder rights.



                    SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

(c)  Exhibits

The following exhibit is furnished as part of this Current Report on Form 8-K:

Exhibit Index

Exhibit No.             Exhibit
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
     3                  Amended and Restated Bylaws

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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        W. P. CAREY & CO. LLC


                                           By:  /s/ Gordon F. DuGan
                                              -----------------------------
                                              Gordon F. DuGan, President and
                                              Chief Executive Officer



Date:  April 29, 2005